Supplement dated April 27, 2018 to the Focus Variable Annuity Prospectus
dated May 1, 2011, as supplemented

The following disclosure is added to your prospectus under Section 9: Other Information.

REPORTS TO OWNERS
We will send you an immediate confirmation of certain transactions, such as Purchase Payments made, withdrawals, transfers among Sub-accounts, and death benefit payments and any changes to your Sub-account allocations. We will also send you a quarterly statement which will show (as of quarter end), any purchase and sale transactions, your current Sub-account allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under scheduled transfer options such as Dollar Cost Averaging, Appreciation Sweep, and Sub-account (“Portfolio”) Rebalancing. Your fourth quarter statement will contain annual information about your Contract Value and transactions. On request, we will send you a current statement with the information described above.